UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2014, at a special meeting of stockholders of Heritage-Crystal Clean, Inc. (the "Company"), the stockholders of the Company, upon the recommendation of the Company's Board of Directors, approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized from 22,000,000 to 26,000,000. As a result of this stockholder approval, the Company filed a Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on February 27, 2014. A copy of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1(3) to this Form 8-K and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number	Description
Exhibit 3.1(3)	Certificate of Amendment to Amended and Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: March 5, 2014	By: /s/ Mark DeVita
Title: Chief Financial Officer